TRANSAMERICA SERIES TRUST

Transamerica Voya Conservative Allocation VP

Transamerica Voya Balanced Allocation VP

Transamerica Voya Moderate Growth Allocation VP

Supplement to the Currently Effective Prospectus and Summary Prospectuses

The Board of Trustees has approved reorganizations pursuant to which the assets of each of the portfolios listed below under “Target Portfolio” (each, a “Target Portfolio”) would be acquired, and its liabilities would be assumed, by the corresponding portfolio listed below under “Acquiring Portfolio” (each, an “Acquiring Portfolio”) in exchange for shares of the applicable Acquiring Portfolio. The Target Portfolios would then be liquidated, and shares of the Acquiring Portfolios would be distributed to the applicable Target Portfolio investors.

Under the reorganizations, Target Portfolio investors would receive shares of the corresponding Acquiring Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Portfolio investors as a result of the reorganizations.

The reorganizations do not require investor approval but are subject to the satisfaction of certain conditions. An information statement describing the reorganizations will be mailed to Target Portfolio investors in advance of the closing of the reorganizations. If the closing conditions are satisfied, the reorganizations are expected to occur in the fourth quarter of 2015. Prior to the reorganizations, investors can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

Target Portfolio	Acquiring Portfolio
Transamerica Voya Conservative Allocation VP	Transamerica Asset Allocation – Conservative VP

Transamerica Voya Balanced Allocation VP	Transamerica Asset Allocation – Moderate VP

Transamerica Voya Moderate Growth Allocation VP	Transamerica Asset Allocation – Moderate Growth VP

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Investors Should Retain this Supplement for Future Reference

October 13, 2015